EXHIBIT 99.2

NOTICE OF GUARANTEED DELIVERY

FOR

TIME WARNER TELECOM HOLDINGS INC.

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Time Warner Telecom Holdings Inc. (the “Issuer”) made pursuant to the prospectus dated                         , 2004 (the “Prospectus”), if certificates for the outstanding Second Priority Senior Secured Floating Rate Notes due 2011 of the Issuer (the “Old Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Bank, N.A., as exchange agent (the “Exchange Agent”), prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Notice may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading “The Exchange Offer” for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The Exchange Agent for the Exchange Offer:

Wells Fargo Bank, N.A.

By Registered/Certified Mail:	By Hand:	By Overnight Courier or Regular Mail:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Services	Corporate Trust Operations
MAC N9303-121	608 2nd Avenue South	MAC N9303-121
P.O. Box 1517	Northstar East Building – 12th Floor	6th and Marquette Avenue
Minneapolis, MN 55479	Minneapolis, MN 55402	Minneapolis, MN 55479
Attention: Reorg.	Attention: Reorg.	Attention: Reorg.

or by facsimile at (612) 667-4927

to confirm by telephone or for information at (612) 667-9764

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in “The Exchange Offer-Guaranteed Delivery Procedures” section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$ _______________________________________

Certificate Nos. (if available):

_________________________________________

Total Principal Amount Represented by Old Note Certificate(s):

$ ________________________________________

If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number: ____________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

*	Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

PLEASE SIGN HERE

X __________________________________________	__________________________________________

X __________________________________________	__________________________________________
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number: ____________________________________________

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(s)

Name(s):	__________________________________________

__________________________________________

__________________________________________

Capacity:	__________________________________________

Address(es):	__________________________________________

__________________________________________

__________________________________________

GUARANTEE

(NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer-Guaranteed Delivery Procedures” section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

______________________________________________________________	______________________________________________________________
Name of Firm	Authorized Signature

______________________________________________________________	______________________________________________________________
Address	Title

______________________________________________________________	Name: _________________________________________________________
Zip Code	(Please Type or Print)

Area Code and Phone No.: _________________________________________	Dated: _______________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

EXHIBIT 99.2

NOTICE OF GUARANTEED DELIVERY

FOR

TIME WARNER TELECOM HOLDINGS INC.

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Time Warner Telecom Holdings Inc. (the “Issuer”) made pursuant to the prospectus dated ___________________, 2004 (the “Prospectus”), if certificates for the 9¼% Senior Notes due 2014 of the Issuer (the “Old Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Bank, N.A., as exchange agent (the “Exchange Agent”), prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Notice may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the Prospectus under the heading “The Exchange Offer” for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The Exchange Agent for the Exchange Offer:

Wells Fargo Bank, N.A.

By Registered/Certified Mail:	By Hand:	By Overnight Courier or Regular Mail:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Services	Corporate Trust Operations
MAC N9303-121	608 2nd Avenue South	MAC N9303-121
P.O. Box 1517	Northstar East Building – 12th Floor	6th and Marquette Avenue
Minneapolis, MN 55479	Minneapolis, MN 55402	Minneapolis, MN 55479
Attention: Reorg.	Attention: Reorg.	Attention: Reorg.

or by facsimile at (612) 667-4927

to confirm by telephone or for information at (612) 667-9764

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in “The Exchange Offer-Guaranteed Delivery Procedures” section of the Prospectus.

Principal Amount of Old Notes Tendered:*

$ __________________________________________

Certificate Nos. (if available):

__________________________________________

Total Principal Amount Represented by Old Note Certificate(s):

$ __________________________________________

If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number:_____________________________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

*	Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

PLEASE SIGN HERE

X ______________________________________	_______________________________________________

X ______________________________________	_______________________________________________
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number: _______________________________

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(s)

Name(s):	__________________________________________

__________________________________________

__________________________________________

Capacity:	__________________________________________

Address(es):	__________________________________________

__________________________________________

__________________________________________

GUARANTEE

(NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer-Guaranteed Delivery Procedures” section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

Name of Firm	Authorized Signature

Address	Title
Name:
Zip Code	(Please Type or Print)
Area Code and Phone No.:	Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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